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                                                                    EXHIBIT 1.1


                         SEQUOIA MORTGAGE TRUST ______
                           Collateral Mortgage Bonds



                             UNDERWRITING AGREEMENT

                                                              ________ __, 199_



The Firm or Firms
         of Underwriters named
         on the signature page hereof

Ladies and Gentlemen:

     Sequoia Mortgage Funding Corporation, a Delaware corporation (the "Company") and a wholly-owned limited purpose subsidiary of Redwood Trust, Inc., a Maryland corporation ("Redwood Trust"), proposes to cause Sequoia Mortgage Trust _______ (the "Issuer") to issue and sell to you (each, an "Underwriter") the Issuer's Collateralized Mortgage Bonds (the "Bonds") having the characteristics set forth in the Prospectus Supplement (as defined below), secured by a trust estate consisting primarily of [mortgage notes and the related mortgages acquired by the Issuer (the "Pledged Mortgages")] and related property (collectively, the "Trust Estate"). The [Pledged Mortgages] will be of the type and will have the characteristics described in the Prospectus Supplement, subject to the variances,



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ranges, minimums and maximums set forth in the Prospectus
Supplement.

     The Issuer is a statutory business trust established under the laws of the State of Delaware pursuant to the Amended and Restated Deposit Trust Agreement, dated as of ________ __, 199_ (the "Trust Agreement"), between the Company and _________________, as owner trustee (the "Owner Trustee"). The Issuer was formed for the sole purpose of issuing the Bonds [and the Investor Certificate (as defined in the Prospectus Supplement)]. The Bonds will be issued pursuant to the Indenture, dated as of _________ 1, 199_ (the "Indenture"), between the Issuer and ________________________________, as bond trustee (the "Bond
Trustee"). The [Pledged Mortgages] will be serviced pursuant to the Master Servicing Agreement, dated as of _________ 1, 199_ (the "Master Servicing Agreement"), among the Issuer, the Bond Trustee and ______________, a ____________ corporation, as master servicer (in such capacity, the "Master Servicer"). Certain administrative and clerical services will be provided to the Issuer by Redwood Trust (in such capacity, the "Manager") pursuant to the Management Agreement, dated as of ________ 1, 199_ (the "Management Agreement"), between the Issuer


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and the Manager. The Trust Agreement, the Management Agreement, the Indenture,
the Master Servicing Agreement and this Agreement are sometimes referred to herein collectively as the "Transaction Documents." Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture.

     1. Representations and Warranties. The Company and Redwood Trust, jointly and severally, represent and warrant to, and agree with, each Underwriter that:

          (i) A registration statement on Form S-3 (File No. 333-22681), including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and has become effective under the Securities Act of 1933, as amended (the "Act"). Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act. As of the Closing Date (as hereinafter defined), no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company or Redwood Trust, threatened by the Commission. The


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     prospectus in the form in which it will be used in connection with the offering of the Bonds is proposed to be supplemented by a prospectus supplement dated the date hereof relating to the Bonds and, as so supplemented, to be filed with the Commission pursuant to Rule 424 under the Act. (Such registration statement is hereinafter referred to as the "Registration Statement"; such prospectus supplement, as first filed with the Commission, is hereinafter referred to as the "Prospectus Supplement"; and such prospectus, in the form in which it will first be filed with the Commission in connection with the offering of the Bonds, including the documents incorporated therein as of the time of such filing and as supplemented by the Prospectus Supplement, is hereinafter referred to as the "Prospectus"). Any reference herein to the Registration Statement, a preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date on which the Registration Statement, as amended, became effective or


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     the issue date of any preliminary prospectus or the date on which the
     Prospectus is filed pursuant to Rule 424(b) under the Act, as the case may be, deemed to be incorporated therein by reference.

          (ii) The Registration Statement, the Prospectus and the Indenture, as of the date of the Prospectus Supplement will conform, and the Registration Statement, the Prospectus as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the Bonds, and the Indenture, as of their respective effective or issue dates, will conform in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "TIA"), and the respective rules and


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     regulations of the Commission thereunder applicable to such documents as of such respective dates, and the Registration Statement, the Prospectus as revised, amended or supplemented and filed with the Commission as of the Closing Date, and the Indenture will conform in all material respects to the requirements of the Act and the TIA and the respective rules and regulations of the Commission thereunder applicable to such documents as of the Closing Date. The Registration Statement, at the time it became effective, did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus as of the date of the Prospectus Supplement, and the Prospectus as revised, amended or supplemented and filed prior to the Closing Date, as of the Closing Date, will not include any untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and Redwood Trust make


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     no representations, warranties or agreements as to (x) the part of the
     Registration Statement which shall constitute the Statement of Eligibility and Qualification on Form T-1 (with respect to the Bonds) of the Bond Trustee under the TIA, except statements therein or omissions therefrom made in reliance upon information furnished in writing to the Bond Trustee by or on behalf of the Company or Redwood Trust expressly for use therein or (y) the information contained in or omitted from the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter specifically for use in connection with the preparation of the Prospectus or any revision or amendment thereof or supplement thereto, such information being defined as the "Underwriter Information" in Section 10 hereof.

          (iii) The Bonds conform in all material respects to the description thereof contained in the Prospectus, and each of the Bonds, when validly executed, authenticated, issued and delivered in accordance with the Indenture and paid for in accordance with this Agreement, will be duly and


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     validly issued and outstanding and entitled to the benefits and security afforded by the Indenture and will constitute legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms and the terms of the Indenture, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity. Each Bond of the Classes indicated to be "mortgage related securities" under the heading "Summary--Legal Investment" in the Prospectus Supplement will, when issued, be a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act.

          (iv) This Agreement has been duly authorized, executed and delivered by each of the Company and Redwood Trust. The Trust Agreement has been, and as of the Closing Date, each of the other Transaction Documents to which the Company or Redwood Trust is a party, will have been, duly authorized, executed and delivered by the Company or Redwood Trust, as applicable, and will conform in all material respects to the descriptions thereof contained in the Prospectus and,


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     assuming the valid execution and delivery thereof by the other parties thereto, each Transaction Document to which the Company or Redwood Trust is a party will constitute a legal, valid and binding agreement of the Company or Redwood Trust, as applicable, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity.

          (v) Each of the Company and Redwood Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective State of incorporation, and each of the Company and Redwood Trust is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of its respective properties or the nature of its respective activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or


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     properties of Redwood Trust or the Company; each of Redwood Trust and the
     Company holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its respective business as described in the Prospectus; and each of the Company and Redwood Trust have the corporate power and authority to own its respective properties and conduct its respective business as described in the Prospectus and to enter into and perform its respective obligations under each Transaction Document to which it is a party.

          (vi) Neither the issuance, delivery or sale of the Bonds, nor the consummation of any other of the transactions contemplated herein, nor the execution and delivery of the Transaction Documents by the Company and Redwood Trust and compliance with the provisions of the Transaction Documents, will conflict with or result in the breach of any material term or provision of the certificate of incorporation or by-laws of the Company or Redwood Trust, and neither the Company nor Redwood Trust is in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the


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     terms of (i) any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which the Company or Redwood Trust is a party or by which it or its respective properties are bound, or (ii) any law, decree, order, rule or regulation applicable to the Company or Redwood Trust of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over the Company or Redwood Trust, or its respective properties, the default in or the breach or violation of which would have a material adverse effect on the Company or Redwood Trust, the Issuer or the Bonds or on the ability of the Company or Redwood Trust to perform its respective obligations under the Transaction Documents to which it is a party; and neither the delivery of the Bonds, nor the consummation of any other of the transactions contemplated herein, nor the compliance with the provisions of the Transaction Documents will result in such a breach, violation or default which would have such a material adverse effect.


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          (vii) No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Company and Redwood Trust of the transactions contemplated by the Transaction Documents to which it is a party (other than as required under "blue sky" or state securities laws, as to which no representations and warranties are made by the Company or Redwood Trust), except such as have been, or will have been prior to the Closing Date, obtained under the Act and the TIA[, and such recordations of the assignment of the Pledged Mortgages to the Bond Trustee (to the extent such recordations are required pursuant to the Master Servicing Agreement or the Indenture) that have not yet been completed].

          (viii) There is no action, suit or proceeding before or by any court, administrative or governmental agency now pending to which the Company or Redwood Trust is a party, or to the best knowledge of the Company or Redwood Trust, threatened against the Company or Redwood Trust, which could reasonably result individually or in the aggregate in any material adverse change in the condition (financial or


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     otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Company or Redwood Trust or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated in the Transaction Documents.

          (ix) At the time of execution and delivery of the Indenture, (1) the Issuer will own the [Pledged Mortgages] being pledged to the Bond Trustee pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"), except to the extent permitted in the Indenture, and will not have assigned to any person other than the Bond Trustee any of its right, title or interest in the [Pledged Mortgages], (2) the Issuer will have the power and authority to pledge the Trust Estate to the Bond Trustee and to transfer the Bonds to you and will have duly authorized such action by all necessary corporate action, (3) upon execution and delivery by the Issuer to the Bond Trustee of the Indenture, and delivery of the Bonds to the Issuer, the Bond Trustee will have a valid, perfected security interest of first priority in the Trust Estate free of Liens other than


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     Liens permitted by the Indenture and (4) upon payment and delivery of the
     Bonds to you, you will acquire ownership of the Bonds, free of Liens other than Liens permitted by the Indenture or created or granted by you.

          (x) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Transaction Documents and the Bonds have been or will be paid by the Issuer, the Company or Redwood Trust at or prior to the Closing Date[, except for fees for recording assignments of the Pledged Mortgages to the Bond Trustee pursuant to the Master Servicing Agreement or the Indenture that have not yet been completed, which fees will be paid by or on behalf of Redwood Trust in accordance with the Master Servicing Agreement].

          [(xi) The Master Servicer or any subservicer who will be servicing any Pledged Mortgages pursuant to the Master Servicing Agreement is qualified to do business in all jurisdictions in which its activities as servicer or subservicer of the Pledged Mortgages serviced by it require such qualification except where failure to be so qualified


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     will not have a material adverse effect on such servicing activities.]

          [(xii) The execution and delivery by the Master Servicer of the Master Servicing Agreement is within the corporate power of the Master Servicer and has been duly authorized by all necessary corporate action on the part of the Master Servicer. Neither the execution and delivery by the Master Servicer of such instrument, nor the consummation by the Master Servicer of the transactions therein contemplated, nor compliance by the Master Servicer with the provisions thereof, will conflict with or result in a material breach of, or constitute a material default (or an event which with notice or lapse of time, or both, would constitute such a default) under any of the provisions of any statute, rule, regulation, judgment, decree or order of any court or any public, governmental or regulatory agency or body having jurisdiction over the Master Servicer, or any of the terms or provisions of any material indenture, mortgage, contract, agreement, franchise, license, permit or other instrument to which the Master Servicer is a party or by which it or any of its properties or businesses may be


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     bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument.]

          [(xiii) The Master Servicing Agreement when executed and delivered as contemplated thereby, will have been duly executed and delivered by the Master Servicer; and the Master Servicing Agreement will constitute, when so executed and delivered, a legal, valid and binding instrument enforceable against the Master Servicer in accordance with its terms, except as the same may be limited by bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity.]

          [(xiv) The representations and warranties made by the Master Servicer in the Master Servicing Agreement will be true and correct at the time made and at the Closing Date.]

          (xv) At the Closing Date, the execution and delivery of the Indenture by the Owner Trustee will have been duly authorized by the Company and upon due execution and delivery thereof by the parties thereto the Indenture will


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     constitute a legal, valid and binding agreement enforceable in accordance with its terms, except as the same may be limited by bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity.

          (xvi) As of the Closing Date, the Owner Trustee will have assigned, pledged and delivered to the Bond Trustee under the Indenture all of its right, title and interest in and to, among other things, (i) the [Pledged Mortgages], and (ii) cash and/or other assets, if any, in the amount set forth in the Indenture.

          (xvii) The [Pledged Mortgages] conform in all material respects to the description thereof contained in the Prospectus.

          (xviii) At the Closing Date, the Owner Trustee will own (i) the [Pledged Mortgages] listed in Schedule A to the Indenture and (ii) the money or other assets specified or referred to in the granting clauses of such Indenture (to the extent specified therein) as being pledged to the Bond Trustee at the Closing Date (together, the "Initial Collateral"), free and clear of any liens or encumbrances,


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          other than liens in favor of the Underwriters or any of their affiliates which will be released upon consummation of, or concurrently with, the Closing and the lien of the Indenture and the Trust Agreement; the Owner Trustee has corporate power and authority to assign, pledge and deliver the Initial Collateral to the Bond Trustee under the Indenture, and will have duly authorized such assignment, pledge and delivery to the Bond Trustee by all necessary corporate action.

               (xix) At the Closing Date, each [Pledged Mortgage] listed on Schedule A to the Indenture relating to the Bonds will have been duly and validly assigned, pledged and delivered to the Bond Trustee, or its nominee, and together with such assignment, pledge and delivery of each [Pledged Mortgage], the filing of a UCC-1 financing statement with respect to the Indenture in the office of the Secretary of State of the State of ___________ and in such other jurisdictions, if any, as the Company deems appropriate and the possession by the Bond Trustee, or its nominee, of the Initial Collateral not represented by contract rights or insurance policies and of the monies and/or other assets, if


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          any, specified in the Indenture, will create as security for repayment of the Bonds a valid, perfected first security interest in the Initial Collateral. The information set forth with respect to the [Pledged Mortgages] in Schedule A to the Indenture will be, as of the Closing Date, true and correct in all material respects.

               (xx) The Trust Agreement is effective to establish the Issuer as a statutory business trust under and pursuant to the laws of the State of Delaware.

               (xxi) None of the Company, Redwood Trust or the Issuer is doing business with Cuba.

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to direct the Owner Trustee, on behalf of the Issuer, to sell, and each Underwriter agrees, severally and not jointly, to purchase from the Issuer, the respective initial Class Principal Amount of each Class of Bonds to be purchased by such Underwriter as specified in the Prospectus Supplement. The purchase price at which each Underwriter will purchase its Bonds shall be as set forth in a separate pricing letter dated the date hereof between such


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Underwriter and the Company (each, a "Pricing Letter"), and the terms of each such Pricing Letter are hereby incorporated herein by reference as if such terms were stated herein in their entirety. References herein to this "Agreement" shall include the terms of each Pricing Letter.

     3. Delivery and Payment. The Bonds shall be delivered at the office, on the date and at the time specified in the Prospectus Supplement, which place, date and time may be changed by agreement between the Underwriters and the Company (such date and time of delivery of and payment for the Bonds being hereinafter referred to as the "Closing Date"). Delivery of the Bonds shall be made to each of the Underwriters as against their respective payment of the purchase price therefor to or upon the order of the Issuer [in immediately available federal funds]. The Bonds shall be registered in such names and in such denominations as the respective Underwriters may have requested or as required by book-entry registration not less than two full business days prior to the Closing Date. The Company agrees to cause the Bonds to be made available for inspection, checking and packaging in New York, New York, on the business day prior to the Closing Date.


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     4. Offering by Underwriters. It is understood that the Underwriters propose to offer the Bonds for sale as set forth in the Prospectus and that you will not offer, sell or otherwise distribute the Bonds (except for the sale thereof in exempt transactions) in any state in which the Bonds are not exempt from registration under "blue sky" or state securities laws (except where the Bonds will have been qualified for offering and sale at your direction under such "blue sky" or state securities laws).

     5. Agreements. The Company agrees with each Underwriter that:

     (a) The Company will cause the Prospectus to be filed with the Commission pursuant to Rule 424 under the Act and, if necessary, within 15 days of the Closing Date, will file a report on Form 8-K setting forth specific information concerning the [Pledged Mortgages], and will promptly advise each Underwriter when the Prospectus has been so filed, and, prior to the termination of the offering of the Bonds, will also promptly advise each Underwriter (i) when any amendment to the Registration Statement has become effective or any revision of or supplement to the Prospectus has been so filed (unless such amendment, revision or supplement does not relate to the Bonds or


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the Issuer), (ii) of any request by the Commission for any amendment of the
Registration Statement or the Prospectus or for any additional information (unless such amendment or request for additional information does not relate to the Bonds or the Issuer), (iii) of any written notification received by the Company of the suspension of qualification of the Bonds for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or, to the knowledge of the Company, the threatening of any proceeding for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. Except as otherwise provided in Section 5(b) hereof, the Company will not file prior to the termination of such offering any amendment to the Registration Statement or any revision of or supplement to the Prospectus (other than any such amendment, revision or supplement which does not relate to Bonds or the Issuer) which shall be disapproved by the Underwriters after reasonable notice and review of such filing.


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     (b) If, at any time when a prospectus relating to the Bonds is required to be delivered under the Act (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (ii) it shall be necessary to revise, amend or supplement the Prospectus to comply with the Act or the rules and regulations of the Commission thereunder, the Company promptly will notify each Underwriter and will, upon the request of any Underwriter, or may, after consultation with each Underwriter, prepare and file with the Commission a revision, amendment or supplement which will correct such statement or omission or effect such compliance, and furnish without charge to each Underwriter as many copies as such Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

     (c) The Company will furnish to each Underwriter and counsel to the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so


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long as delivery of a prospectus relating to the Bonds is required under the
Act, as many copies of the Prospectus and any revisions or amendments thereof or supplements thereto as may be reasonably requested.

     (d) The Company will, as between itself and the Underwriters, pay all expenses incidental to the performance of the obligations of the Company or the Issuer under this Agreement, including without limitation (i) expenses of preparing, printing and reproducing the Registration Statement, the Prospectus, the Transaction Documents and the Bonds, (ii) the cost of delivering the Bonds to the Underwriters, (iii) the fees charged by securities rating agencies for rating the Bonds, (iv) all transfer taxes, if any, with respect to the sale and delivery of the Bonds to the Underwriters, (v) the fees and expenses of the Owner Trustee and the Bond Trustee, (vi) any expenses for the qualification of the Bonds under "blue sky" or state securities laws, including filing fees and the fees and disbursements of counsel for such Underwriter in connection therewith and in connection with the preparation of any Blue Sky Survey and
(vii) all other costs and expenses incidental to the performance by the Company or the Issuer of their respective obligations hereunder


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which are not otherwise specifically provided for in this subsection. It is understood that, except as provided in this paragraph (d) and in Section 9 hereof, each Underwriter will pay all of its own expenses, including (i) the fees of any counsel to such Underwriter, (ii) any transfer taxes on resale of any of the Bonds by it and (iii) any advertising expenses connected with any offers that such Underwriter may make.

     (e) So long as any Bonds are outstanding, upon request of any Underwriter, the Company will furnish, or will cause to be furnished, to such Underwriter, as soon as available, a copy of (i) the annual statement of compliance delivered by the Master Servicer to the Bond Trustee under the Master Servicing Agreement, (ii) the annual independent public accountants' servicing report furnished to the Bond Trustee pursuant to the Master Servicing Agreement, (iii) the annual statement of compliance delivered to the Bond Trustee pursuant to the Indenture, (iv) each report regarding the Bonds filed with the Commission under the Exchange Act or mailed to the holders of the Bonds and (v) from time to time, such other information concerning the Bonds which may be furnished by the Company or the


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Master Servicer without undue expense and without violation of applicable law.

     (f) The Company will file or cause to be filed a current report on Form 8-K for purposes of filing any Computational Materials furnished to the Company by any Underwriter prior to the time of filing of the Prospectus as provided in
Section 5(a) hereof and will include therein all Computational Materials so furnished. In addition, the Company will file or cause to be filed all reports with respect to the Trust Estate required to be filed under the Exchange Act when the same are required thereby to be so filed.

     (g) For a period ending on the later of the Closing Date or the date on which any price restrictions on the sale of the Bonds are terminated, the Company shall not offer or sell, or announce the offering of, or cause any trust created by the Company to offer or sell, or announce the offering of, any debt securities, without the prior written consent of the Underwriters.

     (h) Redwood Trust covenants with each Underwriter and with the Company that it shall notify you and the Company of the occurrence of any material events respecting the activities,


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affairs or condition, financial or otherwise, of Redwood Trust and its subsidiaries and, if as a result of any such event it is necessary, in the opinion of counsel, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, Redwood Trust will forthwith supply such information to the Company as shall be necessary for the Company to prepare an amendment or supplement to the Prospectus so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

     6. Conditions to the Obligations of Underwriters. The obligation of each Underwriter to purchase the Bonds to be purchased by it as indicated in the related Pricing Letter shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and Redwood Trust contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Company and Redwood Trust made in any officer's certificate


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pursuant to the provisions hereof, to the performance in all material respects by the Company and Redwood Trust of its obligations hereunder and to the following additional conditions:

     (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or shall have been threatened, any requests for additional information on the part of the Commission (to be included in the Registration Statement or in the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters, and the Prospectus shall have been filed or transmitted for filing with the Commission not later than the time the same is required to be filed or transmitted for filing pursuant to the rules and regulations of the Commission.

     (b) The Company shall have furnished to the Underwriters a certificate, dated the Closing Date, of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, to the effect that each signer of such certificate has carefully examined the Registration Statement, the Prospectus and this Agreement and that:

          (i) The representations and warranties of the Company herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to the knowledge of such officer, have been threatened as of the Closing Date; and

          (iii) Nothing has come to the attention of such officer that would lead such officer to believe that the Prospectus (other than any Computational Materials incorporated therein by reference) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) Redwood Trust shall have furnished to the Underwriters a certificate, dated the Closing Date, of Redwood Trust, signed by the Chairman of the Board or President and the principal financial or accounting officer of Redwood Trust, to the effect that each signer of such certificate has carefully examined the Registration Statement, the Prospectus and this Agreement and that:

          (i) The representations and warranties of Redwood Trust herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and Redwood Trust has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to the knowledge of such officer, have been threatened as of the Closing Date; and

          (iii) Nothing has come to the attention of such officer that would lead such officer to believe that the Prospectus (other than any Computational Materials incorporated therein by reference) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The Company shall have furnished to you an opinion, dated the Closing Date, of Tobin & Tobin, special counsel to the Company, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:

          (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Company; and the Company holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus;

          (ii) Each Transaction Document to which the Company is a party has been duly authorized, executed and delivered by the Company;

          (iii) No filing or registration with, notice to, or consent, approval, authorization, order or other action of any governmental agency or body or any court is required for the consummation by the Company or the Issuer of the transactions contemplated by the terms of the Transaction Documents to which each is a party except such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Bonds[, any recordations of the [Pledged Mortgages] to the Bond Trustee (to the extent such recordations are required pursuant to the Master Servicing Agreement or the Indenture) that have not yet been completed and such other approvals as have been obtained];

          (iv) The issuance, delivery and sale of the Bonds to be purchased by the Underwriters pursuant to this Agreement, the execution and delivery of the Transaction Documents by the Company and the consummation of any of the transactions contemplated by the terms of the Transaction Documents do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which the Company is a party or by which it or its property is bound, or any statute or any law, decree, order, rule or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or its properties;

          (v) There are no legal or governmental actions, investigations or proceedings pending to which the Company or the Issuer is a party, or, to the best knowledge of such counsel, threatened against the Company or the Issuer, (A) asserting the invalidity of any Transaction Document or the Bonds, (B) seeking to prevent the issuance of the Bonds or the consummation of any of the transactions contemplated by any Transaction Document, (C) which might materially and adversely affect the performance by the Company or the Issuer of its respective obligations under, or the validity or enforceability of, any Transaction Document or the Bonds or (D) seeking to affect adversely the Federal income tax attributes of the Bonds as described in the Prospectus under the heading "Federal Income Tax Consequences" or the state income tax attributes of the Bonds as described in the Prospectus under the heading "State Tax Considerations;"

          (vi) The Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto and the Indenture, as of their respective effective or issue dates (other than the financial and statistical information contained therein as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the TIA and the respective rules and regulations thereunder;

          (vii) To the best knowledge of such counsel, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

          (viii) Assuming that the Transaction Documents to which the Company is a party have each been duly authorized, executed and delivered by the parties thereto, each such Transaction Document constitutes a valid, legal and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

          (ix) Assuming that each of the Management Agreement and the Indenture has been duly authorized, executed and delivered by the parties thereto, each of the Management Agreement and the Indenture constitutes the valid, legal and binding obligation of the parties thereto, enforceable against such parties in accordance with their respective terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

          (x) The Bonds have been duly and validly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery of the Indenture by the parties thereto, when authenticated by the Bond Trustee and delivered and paid for by you as provided in this Agreement, the Bonds will constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law; and the Bonds are entitled to the benefits of the Indenture;

          (xi) The Bonds and the Transaction Documents conform in all material respects to the descriptions thereof contained in the Prospectus;

          (xii) The statements in the Prospectus and the Prospectus Supplement, as the case may be, under the headings "Certain Legal Aspects of the [Pledged Mortgages]," "ERISA Considerations" and "Legal Investment," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

          (xiii) The Bonds indicated under the heading "Summary--Legal Investment" in the Prospectus Supplement to be "mortgage related securities" will be mortgage related securities, as defined in Section 3(a)(41) of the Exchange Act, so long as such Bonds are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; and

          (xiv) The Trust Estate created by the Indenture is not required to be registered under the Investment Company Act of 1940, as amended.

          Such counsel shall also state that nothing has come to its attention that would lead such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus Supplement, and on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no view as to (i) financial and statistical information contained therein or (ii) any description in the Prospectus of any third party providing credit enhancement to the Bonds.

          Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may be qualified as an opinion only on the laws of the State of New York, the State of California, the State of Delaware and the
federal law of the United States. To the extent that such firm relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such firm that is delivered to you.

     (e) The Company shall have furnished to the Underwriters an opinion, dated the Closing Date, of Giancarlo & Gnazzo, A Professional Corporation, special tax counsel to the Company, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:

          (i) The statements in the Prospects and the Prospectus Supplement, as the case may be, under the headings "Summary -- Federal Income Tax Consequences," "-- ERISA Matters," "Federal Income Tax Consequences," "State Tax Considerations" and "ERISA Matters," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects; and

          (ii) For Federal and California income tax purposes, the Bonds will be treated as indebtedness.

     (f) Redwood Trust shall have furnished to the Underwriters an opinion, dated the Closing Date, of Tobin & Tobin, special counsel to Redwood Trust, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:

          (i) Redwood Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of Redwood Trust; and Redwood Trust holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus;

          (ii) Each Transaction Document to which Redwood Trust is a party has been duly authorized, executed and delivered by Redwood Trust;

          (iii) Assuming that the Transaction Documents to which Redwood Trust is a party have each been duly authorized, executed and delivered by the parties thereto, each such Transaction Document constitutes a valid, legal and binding agreement of Redwood Trust, enforceable against Redwood Trust in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

          (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Redwood Trust of the transactions contemplated by the terms of the Transaction Documents to which Redwood Trust is a party except such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Bonds[, any recordations of the assignment of the Pledged Mortgages to the Bond Trustee (to the extent such recordations are required pursuant to the Master Servicing Agreement or the Indenture) that have not yet been completed] and such other approvals as have been obtained;

          (v) The consummation of any of the transactions contemplated by the terms of the Transaction Documents do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of Redwood Trust, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which Redwood Trust is a party or by which it is bound, or any statute or regulation applicable to Redwood Trust or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over Redwood Trust; and

          (vi) There are no legal or governmental actions, investigations or proceedings pending to which Redwood Trust is a party, or, to the best knowledge of such counsel, threatened against Redwood Trust, (A) asserting the invalidity of any Transaction Document or (B) which might materially and adversely affect the performance by Redwood Trust of its obligations under, or the validity or enforceability of, any Transaction Document to which Redwood Trust is a party. Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents.

          Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than Redwood Trust. Such opinion may be qualified as an opinion only on the laws of the States of Maryland, Delaware and California and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

     (g) The Master Servicer shall have furnished to the Underwriters an opinion, dated the Closing Date, of _____________, counsel to the Master Servicer, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:

          (i) The Master Servicer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of __________ and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Master Servicer; and the Master Servicer holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus;

          (ii) Each Transaction Document to which the Master Servicer is a party has been duly authorized, executed and delivered by the Master Servicer;

          (iii) No consent, approval, authorization or order of any _________ court or governmental agency or body is required for the consummation by the Master Servicer of the transactions contemplated by the terms of the Transaction Documents to which the Master Servicer is a party except any such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Bonds[, any recordations of the assignment of the Pledged Mortgages to the Bond Trustee (to the extent such recordations are required pursuant to the Master Servicing Agreement or the Indenture) that have not yet been completed] and such other approvals as have been obtained;

          (iv) The consummation of any of the transactions contemplated by the terms of the Transaction Documents do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of the Master Servicer, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which the Master Servicer is a party or by which it is bound, or any statute or regulation applicable to the Master Servicer or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and

          (v) There are no legal or governmental actions, investigations or proceedings pending to which the Master Servicer is a party, or, to the best knowledge of such counsel, threatened against the Master Servicer,
     (A) asserting the invalidity of any Transaction Document or (B) which might materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, any Transaction Document to which the Master Servicer is a party.

          Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Master Servicer. Such opinion may be qualified as an opinion only on the laws of the States of Delaware and _________ and the federal law of the United States.

To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

     (h) The Underwriters shall have received a copy of each opinion delivered to the Bond Trustee pursuant to Section 2.12 of the Indenture together with a letter, addressed to the Underwriters and dated the Closing Date, permitting the Underwriters to rely on such opinions as if the same were addressed to the Underwriters.

     (i) The Underwriters shall have received from their counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Bonds, the Registration Statement and the Prospectus, and such other related matters as you may reasonably require.

     (j) The Company's independent accountants, [Deloitte & Touche LLP] shall have furnished to the Underwriters a letter or letters addressed to the Underwriters and dated as of or prior to the date of first use of the Prospectus Supplement in the form and reflecting the performance of the procedures previously agreed to by the Company and the Underwriters.

     (k) Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change in or affecting the business or properties of Redwood Trust, the Company or the Issuer which in your reasonable judgment materially impairs the investment quality of the Bonds so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Bonds as contemplated by the Prospectus.

     (l) The Bonds shall be rated not lower than the required ratings set forth under the heading "Ratings" in the Prospectus Supplement, such ratings shall not have been rescinded and no public announcement shall have been made that any such required rating of the Bonds has been placed under review (otherwise than for possible upgrading).

     (m) The Underwriters shall have received copies of any opinions of counsel supplied to the rating agencies relating to certain matters with respect to the Bonds. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters addressed to the Underwriters.

     (n) The Investor Certificate shall have been duly and validly issued and shall be outstanding under the Trust Agreement.

     (o) The Bond Trustee shall have furnished to the Underwriters an opinion dated the Closing Date, of counsel to the Bond Trustee (who may be an employee of the Bond Trustee), in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:

          (i) The Bond Trustee has full corporate power and authority to execute and deliver the Indenture and the Master Servicing Agreement and to perform its obligations thereunder and to authenticate and deliver the Bonds;

          (ii) The Indenture and the Master Servicing Agreement have been duly authorized, executed and delivered by the Bond Trustee;

          (iii) Each of the Indenture and the Master Servicing Agreement is a legal, valid and binding obligation of the Bond Trustee, enforceable against the Bond Trustee in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship and similar laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity, regardless of whether such enforcement is considered in a proceeding at law or in equity; and

          [(iv) In the event that the Master Servicer defaults in its obligation to make Advances pursuant to the Master Servicing Agreement, the Bond Trustee is not, as of the date hereof, prohibited by any provision of its articles of incorporation or by-laws from assuming, pursuant to the Master Servicing Agreement, the obligation to make such Advances.]

          Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Bond Trustee or its affiliates. Such opinion may be qualified as an opinion only on the laws of _________________ ________________ and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

     (p) The Owner Trustee shall have furnished to the Underwriters an opinion dated the Closing Date, of counsel to the Owner Trustee (who may be an employee of the Owner Trustee), in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:

          (i) The Owner Trustee has full corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder and to execute and deliver the Bonds and the Investor Certificate;

          (ii) The Transaction Documents to which the Owner Trustee is a party and the Investor Certificate have been duly authorized, executed and delivered by the Owner Trustee; and

          (iii) Each of the Trust Agreement and the Investor Certificate is a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship and similar laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity, regardless of whether such enforcement is considered in a proceeding at law or in equity.

          Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Owner Trustee or its affiliates. Such opinion may be qualified as an opinion only on the laws of the State of Delaware and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

     (q) The Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects satisfactory in form and substance to the Underwriters and their counsel.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, this Agreement and all obligations of an Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by such Underwriter. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

     7. Termination. This Agreement shall be subject to termination in your absolute discretion, by notice given to the Company prior to delivery of and payment for the Bonds, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets is such as to make it, in your judgment after consultation with the Company, impracticable to market the Bonds on the terms specified in this Agreement.

     8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and Redwood Trust and their respective officers and of each Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company and Redwood Trust, and will survive delivery of and payment for the Bonds. The provisions of Section 5(d), Section 9, Section 12 and Section 13 hereof shall survive the termination or cancellation of this Agreement.

     9. Reimbursement of Underwriter Expenses. If for any reason, other than default by any Underwriter in its obligation to purchase the Bonds or termination by any Underwriter pursuant to Section 7 hereof, the Bonds are not delivered as provided herein, the Company and Redwood Trust jointly and severally agree to reimburse each Underwriter for all out-of-pocket expenses of such Underwriter, including reasonable fees and disbursements of its counsel, reasonably incurred by such Underwriter in making preparations for the purchase, sale and delivery of the Bonds, but the Company and Redwood Trust shall then be under no further liability to any Underwriter with respect to the Bonds, except as provided in Section 5(d) hereof.

     10. Certain Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

     Computational Materials: Computer generated tables and/or charts displaying, with respect to any Class or Classes of Bonds, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the [Pledged Mortgages]; proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

     Company Prospectus Information: All information contained or incorporated in the Prospectus other than the Underwriter Information.

     Company Registration Information: All information contained or incorporated in the Registration Statement other than the Underwriter Information.

     Seller Mortgage Loan Information: Information relating to the [Pledged Mortgages] furnished by or on behalf of the Company or Redwood Trust to the Underwriters, upon which the mathematical calculations reflected in the Computational Materials of such Underwriter are based.

     Spread: The excess, if any, of (i) the purchase prices paid by investors to an Underwriter for the Bonds over (ii) the purchase price paid by such Underwriter to the Issuer for the Bonds purchased by such Underwriter.

     Underwriter Information: The only written information furnished by or on behalf of an Underwriter to the Company specifically for use in connection with the preparation of the Registration Statement or the Prospectus, such information being (i) the information relating to the Underwriter set forth in the Prospectus Supplement in [the last two paragraphs of the cover page thereof and in the second sentence in the first paragraph and the second paragraph under the caption "Method of Distribution"] therein and (ii) any Computational Materials


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


prepared by the Underwriter, furnished to the Company and included in the Form 8-K; provided, however, that such Computational Materials shall not include any Seller Mortgage Loan Information or any errors in the mathematical calculations reflected in such Computational Materials to the extent such errors result from such Seller Mortgage Loan Information.

     11. Computational Materials. Each Underwriter which desires to furnish Computational Materials to the Company shall furnish [two (2)] copies thereof[, together with a computer diskette therefor in EDGAR format,] to Tobin & Tobin no later than 3:00 p.m. New York City time on the business day prior to the day on which the Prospectus Supplement is being cleared for printing. In addition, each Underwriter which has so furnished Computational Materials to the Company hereby represents as to the materials it has furnished as follows:

     (a) The Computational Materials so furnished by such Underwriter include all Computational Materials prepared by such Underwriter that:

          (i) are generated based on assumptions regarding the payment priorities and characteristics of a Class of Bonds that is actually issued and purchased by an Underwriter; and

          (ii) are provided to prospective investors under the following conditions prior to the time of filing of the Prospectus pursuant to Rule 424(b):

          (A) in the case of each prospective investor that has orally indicated to such Underwriter that it will purchase all or a portion of the Class of Bonds to which such Computational Materials relate, the Computational Materials relating to such Class that are sent to such prospective investor; and (B) for any other prospective investor, all Computational Materials that are sent to such prospective investor after the structure for the Bonds is finalized;

     provided, however, that the Computational Materials so furnished need not include any Computational Materials that relate to abandoned structures or that are furnished to prospective investors prior to the time that the structure of the Bonds is finalized where such investors have not indicated to such Underwriter their intention to purchase the Class or Classes of Bonds described in such Computational Materials.


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


     (b) The Computational Materials included in the Underwriter Information pursuant to the definition thereof do not contain an untrue statement of a material fact or, when read in conjunction with the Prospectus as an integral document, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation is made that the Prospectus (exclusive of such Computational Materials and the Underwriter Information provided by such Underwriter) does not include any untrue statement of a material fact and does not omit to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

     (c) The Computational Materials contain customary legends regarding the assumptions on which they are based and the absence of assurances or representations as to the actual rate or timing of principal payments or prepayments on any of the [Pledged Mortgages] or the performance characteristics of the Bonds, and a statement to the effect that the Computational Materials were prepared by the applicable Underwriter in reliance


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


on information regarding the [Pledged Mortgages] furnished by the Company.

     (d) Neither the Company nor any of its affiliates participated in the preparation of the Computational Materials other than by supplying the Seller Mortgage Loan Information to the Underwriter.

     (e) At or prior to the time any Computational Materials are furnished to the Company for filing on the Form 8-K, the Underwriter furnishing such Computational Materials will provide to the Company and such Underwriter a letter, in form and substance reasonably satisfactory to the Company and such Underwriter, of a firm of independent public accountants of national reputation to the effect that such accountants have performed certain specified procedures with respect to such Computational Materials and have found no exceptions, other than such exceptions as are acceptable to the Company and the Underwriter. The costs and expenses of such letter will be borne by _________.

     12. Indemnification. (a) The Company and Redwood Trust jointly and severally agree to indemnify and hold harmless


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


each Underwriter and each person who controls an Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Company Prospectus Information or the Company Registration Information or in any revision or amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission to state in the Company Registration Information or the Company Prospectus Information or in any revision or amendment thereof or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or him, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company


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


and Redwood Trust shall not be liable to a particular Underwriter or any person who controls such Underwriter to the extent that any misstatement or alleged misstatement or omission or alleged omission was (i) made in reliance upon and in conformity with the Underwriter Information and (ii) in the case of the Company Prospectus Information, to the extent that such misstatement or omission was corrected and such Underwriter did not deliver, at or prior to the written confirmation of such sale, a copy of the Prospectus as then revised, amended or supplemented in any case where such delivery is required by the Act or the Exchange Act, if the Company has previously furnished copies thereof to the Underwriters in accordance with the terms of this Agreement. This indemnity agreement will be in addition to any liability which the Company or Redwood Trust may otherwise have.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, Redwood Trust and the Issuer, the officers of the Company who signed the Registration Statement or any amendment thereof, the directors of the Company, and each person who controls the Company, Redwood Trust or the Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnities from the Company and

Redwood Trust to each Underwriter; provided, however, that an Underwriter will be liable in any such case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriter Information; and provided, further, that any such omission or alleged omission relating to the Computational Materials included in the Underwriter Information pursuant to the definition thereof shall be determined by reading such Computational Materials in conjunction with the Prospectus as an integral document and in the light of the circumstances under which such statements in the Computational Materials and Prospectus were made. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 12 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 12. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel for each of, and approved by, the Underwriter in the case of paragraph (a) of this
Section 12, representing the related indemnified parties under such paragraph
(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     13. Contribution. (a) If the indemnification provided for in Section 12 is unavailable or insufficient to hold harmless an indemnified party under Section 12, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 12 above in such proportion as is appropriate to reflect the relative benefits received by the Company and Redwood Trust on the one hand and the Underwriter on the other from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Redwood Trust on the one hand and the Underwriter on the other in connection with the statements or omissions or alleged statements or alleged omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and Redwood Trust on the one hand and the Underwriters on the other shall be in such proportion so that the Underwriters are responsible for an amount equal to the Spreads, and the Company and Redwood Trust are responsible for the balance. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the Company or Redwood Trust or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 13(a) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this
Section 13(a). An Underwriter shall not be required to contribute any amount in excess of (x) the Spread of such Underwriter, over (y) the amount of any damages which the applicable Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The obligation of any Underwriter to contribute under this Section 13 is several in proportion to the portion of the Spread applicable to it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder.

     15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     16. Miscellaneous. Time shall be of the essence of this Agreement. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

     17. Notices. All communications hereunder shall be in writing and effective only on receipt and, if sent to an Underwriter, shall be delivered to the address specified on the signature page hereof; or if sent to the Company or Redwood Trust, shall be delivered to 591 Redwood Highway, Mill Valley, California 94941, attention of Douglas B. Hansen.

                                     * * *

     If the foregoing is in accordance with your understanding of our agreement please sign and return to the undersigned a counterpart hereof, whereupon this Agreement and your acceptance shall represent a binding agreement by and among the Company, Redwood Trust and each Underwriter relating to the Issuer's Collateralized Mortgage Bonds _____.

                                                  Very truly yours,

                                                  SEQUOIA MORTGAGE FUNDING
                                                       CORPORATION


                                                  By:__________________________
                                                     Name:
                                                     Title:


                                                  REDWOOD TRUST, INC.


                                                  By:__________________________
                                                     Name:
                                                     Title:


The foregoing Agreement is
hereby confirmed and accepted.


[Underwriters]



By: ____________________________
    Name:
    Title:
    Address:





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